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                                                                    EXHIBIT 13.2

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Maxcom Telecomunicaciones, S.A. de C.V. (the "Company") on Form 20-F for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jose Antonio Solbes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: June 22, 2007
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SIGNATURE: /s/ Jose Antonio Solbes
           --------------------------
TITLE: Chief Financial Officer